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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K
                                   --------


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of report (Date of earliest event reported):
                                January 2, 2001



                                  PANJA INC.
                                  ----------
              (Exact Name of Registrant as Specified in Charter)




             Texas                0-26924                75-1815822
    ----------------------      ------------        ------------------
       (State or Other          (Commission           (I.R.S. Employer
       Jurisdiction of          File Number)        Identification No.)
        Incorporation)



                              3000 Research Drive
                           Richardson, Texas  75082
                           ------------------------
         (Address of Principal Executive Offices, including Zip Code)


       Registrant's telephone number, including area code (469) 624-8000
                                                          --------------



                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS
         ------------

         See Exhibit 20.1 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         -----------------------------------------
         INFORMATION AND EXHIBITS
         ------------------------


         (c)  Exhibit.

              20.1 Press Release, dated January 2, 2001, regarding board member.

                                       2
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    PANJA INC.


January 9, 2001                     By: /s/ Joe Hardt
                                       ----------------------------------------
                                         Joe Hardt
                                         President and Chief Executive Officer

                                       3
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                                 EXHIBIT INDEX
                                 -------------


   Exhibit No.      Description
   -----------      -----------

   20.1           Press Release, dated January 2, 2001, regarding board member.

                                       4